CABANA TARGET BETA ETF
SCHEDULE OF INVESTMENTS (Unaudited)
January 31, 2025

EXCHANGE-TRADED FUNDS — 99.8%	Shares	Fair Value
Equity — 46.2%
Consumer Staples Select Sector SPDR Fund(b)	158,551	$ 12,522,358
Energy Select Sector SPDR Fund	135,534	11,878,200
Health Care Select Sector SPDR Fund	27,200	3,994,864
Invesco Nasdaq 100 ETF	21,905	4,709,356
JPMorgan Equity Premium Income ETF	69,562	4,102,071
		37,206,849
Fixed Income — 43.1%
iShares 7-10 Year Treasury Bond ETF	42,081	3,914,375
SPDR Nuveen Bloomberg High Yield Municipal Bond(b)	466,780	12,000,914
Vanguard Long-Term Bond ETF	110,250	7,582,995
Vanguard Long-Term Treasury ETF	201,475	11,216,113
		34,714,397
Specialty — 10.5%
Invesco DB US Dollar Index Bullish Fund	286,356	8,450,365

Total Exchange-Traded Funds (Cost $80,228,955)		80,371,611

SHORT-TERM INVESTMENT - 5.5%
Invesco Government & Agency Portfolio Institutional Class, 4.33%(a)(c)	4,490,335	4,490,335
Total Short-Term Investment (Cost $4,490,335)

Total Investments — 105.3% (Cost $84,719,290)		84,861,946

Liabilities in Excess of Other Assets — (5.3)%		(4,287,866)

TOTAL NET ASSETS — 100.0%		$ 80,574,080

ETF	- Exchange-Traded Fund
SPDR	- Standard & Poor’s Depositary Receipt
(a)	Rate disclosed is the seven day effective yield as of January 31, 2025.
(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of January 31, 2025 was $4,356,588.
(c)	Security was purchased with cash received as collateral for securities on loan at January 31, 2025. Total collateral had a value of $4,490,335 at January 31, 2025.